UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 10, 2017

Advanced Environmental Petroleum Producers Inc.
(Exact name of registrant as specified in its charter)

Florida	333-192405	46-3046340
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

215 North Jefferson Street, Ossian, Indiana	46777
(address of principal executive offices)	(zip code)

260-490-9990
(registrant’s telephone number, including area code)

Not Applicable
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of Material Definitive Agreement

Effective immediately, the October 24, 2015 announcement that the Company had entered into an agreement to acquire 100% of the issued and outstanding shares of 1923285 Alberta, Ltd. (an Alberta corporation) is hereby cancelled. As a consequence the Company has cancelled the remaining 60,680,000 shares being held in escrow for the acquisition. There are no penalties associated with the termination.

Item 9.01 Financial Statements and Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Advanced Environmental Petroleum Producers Inc.

Dated: February 13, 2017	/s/ Brian Kistler
Brian Kistler
Chief Executive Officer

2